UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2020

TravelCenters of America Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-33274	20-5701514
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

24601 Center Ridge Road, Westlake, OH		44145-5639
(Address of Principal Executive Offices)		(Zip Code)

(440) 808-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Shares of Common Stock, $0.001 Par Value Per Share	TA	The Nasdaq Stock Market LLC
8.25% Senior Notes due 2028	TANNI	The Nasdaq Stock Market LLC
8.00% Senior Notes due 2029	TANNL	The Nasdaq Stock Market LLC
8.00% Senior Notes due 2030	TANNZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 22, 2020, Articles of Amendment (the “Articles of Amendment”) to the Articles of Incorporation of TravelCenters of America Inc. (the “Company”) became effective. The Articles of Amendment increased the total number of shares of all classes of stock that the Company has the authority to issue to 216,000,000, consisting of 216,000,000 shares of common stock, par value $0.001 per share.

The foregoing description of the Articles of Amendment does not purport to be complete and is qualified in its entirety by reference to the Articles of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The Company is furnishing as Exhibit 99.1 to this Current Report on Form 8-K an investor presentation, which updates the investor presentation furnished by the Company as Exhibit 99.1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 15, 2020. The Company undertakes no obligation to update, supplement or amend the materials attached thereto as Exhibit 99.1.

The information in this Item 7.01 (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Articles of Amendment, effective June 22, 2020
99.1	Investor Presentation, dated June 2020
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TravelCenters of America Inc.

Date:	June 26, 2020	By:	/s/ Peter J. Crage
Peter J. Crage
Executive Vice President, Chief Financial Officer and Treasurer